SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [  x ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement [ ] Confidential for Use of the Commission Only
[x] Definitive Proxy Statement       (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           WINLAND ELECTRONICS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125  per  Exchange  Act  Rules   0-11(c)(1)(ii),   14a-6(i)(1)   or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            WINLAND ELECTRONICS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                   May 9, 1996



TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

         The 1996 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota, at 7:00 p.m. on Thursday, May 9, 1996, for the following purposes:

     1.   To set the number of members of the Board of Directors at six (6).

     2.   To elect members of the Board of Directors.

     3. To ratify the appointment of the Company's independent auditors for the year ending December 31, 1996.

     4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1995 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on March 22, 1996 will be entitled to vote at the 1996 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 1996 Annual Meeting. Whether or not you plan to attend the 1996 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            W. Kirk Hankins, President
Dated:   March 25, 1996
         Mankato, Minnesota

                            WINLAND ELECTRONICS, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                   May 9, 1996


         The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. (the "Company") for use at the 1996 Annual Meeting of Shareholders of the Company to be held on Thursday, May 9, 1996, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 1995 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1996 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1996 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 1950 Excel Drive, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about March 25, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 22, 1996 as the record date for determining shareholders entitled to vote at the 1996 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1995 Annual Meeting. At the close of business on March 22, 1996, there were 2,583,311 shares of the Company's Common Stock, par value $.01 per share, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1996 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of March 22, 1996 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


Name (and Address of 5%             Number of Shares      Percent
Owner) or Identity of Group       Beneficially Owned(1) of Class (1)

W. Kirk Hankins (2)                  306,443                 11.6%
1950 Excel Drive
Mankato, MN 56001

Swen E. Farland                      189,946                  7.3%
R.R. 5, Box 1000
Mankato, MN 56001

Lorin E. Krueger                     226,723                  8.6%
1950 Excel Drive
Mankato, MN 56001

Kirk P. Hankins (2)                   69,000                  2.6%

S. Robert Dessalet                    21,950                    *

Thomas J. de Petra                     4,000                    *

Steven N. Bronson                    408,920                 15.7%
2101 W. Commercial Blvd., #1500
Ft. Lauderdale, FL 33309

Bruce C. Barber                      186,993                  7.2%
2101 W. Commercial Blvd., #1500
Ft. Lauderdale, FL 33309

Eric R. Elliott                      160,687                  6.2%
2101 W. Commercial Blvd., #1500
Ft. Lauderdale, FL 33309

All Executive Officers               832,462                 30.1%
and Directors as a Group
(7 Individuals)

---------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2)  W. Kirk Hankins is the father of Kirk P. Hankins.  W. Kirk Hankins and Kirk
     P. Hankins disclaim any beneficial ownership of shares owned by each other.

(3) Includes 77,342 shares held by Mr. Hankins's spouse, which shares Mr. Hankins disclaims beneficial ownership of, and 57,360 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(4) Includes 5,000 shares which may be purchased by Mr. Farland upon exercise of a currently exercisable option.

(5) Includes 800 shares held by Mr. Krueger's spouse and 42,240 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(6) Includes 36,000 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(7) Includes 850 shares owned jointly by Mr. Dessalet and his spouse and 21,100 shares which may be purchased by Mr. Dessalet upon exercise of currently exercisable options.

(8) Includes 4,000 shares which may be purchased by Mr. de Petra upon exercise of currently exercisable options.

(9) Includes 110,000 shares owned by Private Opportunity Partners, Ltd., its general partner being B & B Management, Inc., of which Messrs. Bronson, Barber and Elliott are affiliates and share voting and investment power over such shares; however, they disclaim beneficial ownership of the shares.

(10) Includes 28,212 shares which may be purchased by Mr. Bronson upon exercise of a currently exercisable warrant.

(11) Includes 6,660 shares which may be purchased by Mr. Barber upon exercise of a currently exercisable warrant.

(12) Includes 2,128 shares which may be purchased by Mr. Elliott upon exercise of a currently exercisable warrant.

(13) Includes 78,142 shares held by spouses of officers and directors, 850 shares held jointly with spouse of director, and 180,100 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

     The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at six and that six directors be elected. Unless otherwise instructed, the Proxies will be so voted.

     Under applicable Minnesota law, approval of the proposal to set the number of directors at six and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 1996 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1996 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

                  Current Positions with the Company
Name and Age      and Principal Occupations and other                 Director
 of Director      Information for the Past Five Years                   Since

W. Kirk Hankins - Chairman of the Board, Chief Executive                 1983
       68         Officer and Chief Financial Officer of the
                  Company since December 1983 and President of
                  the Company  since  April  1985;  President,
                  Chairman  and  Chief  Financial  Officer  of
                  Playtronics   Corporation  from  1985  until
                  March 1990, when Playtronics merged into the Company; Associate Professor of Accounting at Mankato State University and owner and operator of a management consulting firm from 1976 to 1984; W. Kirk Hankins is the father of Kirk P. Hankins.

Swen E. Farland - Production Specialist on a part-time basis for          1985
       66         the Company; self-employed barber in
                  Mankato,  Minnesota from June 1980 to August
                  1994 when he retired; original founder of the Company, holding a variety of offices including serving as a Director with the Company from its formation through 1983.

Lorin E Krueger - Senior Vice President of Operations of the              1978
       40 Company since March 1987 and Secretary of the Company since 1983 (served as Vice
                  President of the Company from January 1977 to March 1987); employee of the Company since 1976.

Kirk P. Hankins - Vice President of Marketing of the Company              1990
       34 since April 1989; Secretary of Playtronics from October 1985 until March 1990; Vice
                  President of Playtronics from October 1985 until April 1989; Marketing Manager of the
                  Company from 1984 to 1985; Kirk P.
                  Hankins is the son of W. Kirk Hankins.

S. Robert Dessalet - Vice President Finance and Administration of         1985
    63               Rimage Corporation, a manufacturer of
                     computer software  duplication and finishing
                     systems since September 1995; Vice President
                     Finance   and   Administration   of  Dunhill
                     Software   Services,    Inc.,   a   software
                     duplication   company,   from  May  1994  to
                     September  1995;  consultant  for Dessalet &
                     Associates, a business consulting firm, from
                     January  1993  to  May  1994;   employed  by
                     National Poly Products,  Inc., a producer of
                     polyethylene   packaging  film  in  Mankato,
                     Minnesota, from June 1968 to January 1993 in various capacities including Chief Financial
                     Officer.

Thomas J. de Petra - Chief Executive Officer and a director of            1994
       49            Nortech Forest Technologies, Inc., a
                     manufacturer of animal repellents, since
                     February 1996; management consultant to
                     Minnesota-based manufacturing companies
                     from June 1993 to February 1996; Chief
                     Information Officer of IDC Holdings, Ltd. from
                     June 1993 to November 1994; President and owner of DePetra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations,
                     Inc., from August 1986 to October 1993.



                          BOARD AND COMMITTEE MEETINGS

     During 1995, the Board of Directors held five formal meetings. Each director attended 75% or more of the meetings of the Board and the committees on which such director served during 1995.

     The Company's Board of Directors has three standing committees, the Audit Committee, Compensation Committee and Stock Option Committee. The Company does not have a nominating committee.

     The Audit Committee members are S. Robert Dessalet and Thomas J. de Petra. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee met once during 1995.

     The Compensation Committee members are S. Robert Dessalet, Swen E. Farland and Thomas J. de Petra. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. The Compensation Committee met once during 1995 and took action by unanimous written consent once.

     The Stock Option Committee members are S. Robert Dessalet, Swen E. Farland and Thomas J. de Petra. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's 1989 Stock Option Plan. The Stock Option Committee met once during 1995, and it took action by unanimous written consent once.


                        EXECUTIVE OFFICERS OF THE COMPANY

     The name and ages of all of the Company's executive officers and the positions held by them are listed below.

       Name                 Age              Position

W. Kirk Hankins             68               Chairman of the Board, President,
                                             Chief Executive Officer and Chief
                                             Financial Officer

Lorin E. Krueger            40               Senior Vice President of
                                             Operations and Secretary

Kirk P. Hankins             34               Vice President of Marketing

Thomas E. Brockman          39               Vice President of Engineering


     The business experience of W. Kirk Hankins, Lorin E. Krueger and Kirk P. Hankins is set forth in the section of this Proxy Statement entitled Election of Directors.

     Mr. Brockman joined the Company in September 1993 as Manager of Engineering and was elected as Vice President of Engineering on May 23, 1994. From August 1989 to September 1983, Mr. Brockman served as Manager of Electronics for Hiniker Company, a Mankato based agricultural equipment manufacturer. Prior to 1989, Mr. Brockman served as Manager of Test and Development for Continental Machine Incorporated, a subsidiary of DoAll Corporation.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer. No other executive officer's total annual salary and bonus exceeded $100,000 based on salary and bonus earned during fiscal year 1995.

                                                                                   Long Term Compensation
                                                                          -----------------------------------------------
                                                                                      Awards                 Payouts
                                                                          -----------------------------------------------
                                                                          Restricted                        LTIP          All Other
Name and Principal    Fiscal                                                Stock                         Payouts         Compen-
      Position         Year      Annual Compensation                      Awards ($)        Options          ($)          sation ($)
---------------------- -----                                              ----------        -------         -----         ----------
                              ---------------------------------------
                                Salary ($)  Bonus ($)       Other ($)
                                -------     ---------       ---------

W. Kirk Hankins,       1995     105,000        --             --              --            22,000           --            2,829(1)
  Chief Executive      1994      95,000      46,000           --              --              --             --            2,273(1)
  Officer, President,  1993      90,000       7,500           --              --              --             --            1,960(1)
  and Chief Financial
  Officer


(1)  Represents   contribution  to  the  Company's  401(k)  Plan  for  executive officer's benefit.


Option Grants During 1995 Fiscal Year

     The following table provides information regarding stock options granted during fiscal 1995 to the named executive officer in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                                Percent of
                                              Total Options          Exercise or
                         Options                  granted             Base Price
Name                     Granted              in Fiscal Year           Per Share           Expiration Date

W. Kirk Hankins         10,000(1)                  12.2%                 $3.30                05/22/00
                        12,000(2)                  14.6%                 $2.96                12/21/00

------------------

(1) Option becomes exercisable with respect to 25% of the shares covered thereby on each of the first four anniversary dates of the date of grant, May 22, 1995. The exercise price is equal to 110% of the fair market value of the Common Stock on the date of grant.

(2) Option became exercisable on December 21, 1995, the date of grant. The exercise price is equal to 110% of the fair market value of the Common Stock on the date of grant.

Option Exercises During 1995 Fiscal Year and Fiscal Year-End Option Values

     The following table provides information as to options exercised by the named executive officer in the Summary Compensation Table during fiscal 1995 and the number and value of options at December 31, 1995. The Company does not have any outstanding stock appreciation rights.

                                                                                                              Value of
                                                                             Number of                       Unexercised
                                                                            Unexercised                     In-the-Money
                                                                            Options at                       Options at
                                  Shares                                 December 31, 1995                December 31, 1995
                                 Acquired             Value                Exercisable/                     Exercisable/
Name                           on Exercise           Realized              Unexercisable                  Unexercisable(1)

W. Kirk Hankins                     --                  --              46,020 exercisable               $89,047 exercisable
                                                                       21,340 unexercisable             $29,682 unexercisable


------------------


(1) Value is calculated on the basis of the difference between the option exercise price and the average between the bid and asked prices for the Company's Common Stock at December 31, 1995 as quoted by the Nasdaq SmallCap Market multiplying by the number of shares of Common Stock underlying the option.


Compensation to Directors

     The Company does not pay fees to the members of the Board of Directors and has no present plans to pay directors' fees, although it does reimburse them for out-of-pocket expenses incurred while attending Board or Committee meetings. The Company has in the past granted options to directors.

     The 1989 Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who was serving on the Board on December 22, 1994, the date the 1989 Plan was amended to provide for automatic options, or who was elected for the first time as a director on or after December 22, 1994 was granted a nonqualified option to purchase 2,000 shares of the Common Stock. Each
Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 2,000 shares of the Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable and expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) five (5) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six months of the death of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier.

Employment Agreements and Termination of Employment Arrangements

     The Company entered into an Employment Agreement dated May 15, 1995 with W. Kirk Hankins, President, Chief Executive Officer and Chief Financial Officer, which agreement has an initial term which expires December 31, 1997 and additional one-year terms thereafter, unless either party gives notice to the other party 60 days prior to the end of such term that such party wishes to terminate the agreement. The agreement provided for a base salary of $65,625 for the period May 15, 1995 through December 31, 1995 and provides for an annual base salary of $113,400 for 1996 and $122,472 for 1997. Mr. Hankins is entitled to receive an annual bonus consisting of stock options and/or a cash payment at the sole discretion of the Compensation Committee. Mr. Hankins did not receive a cash bonus for 1995; however, he did receive a five-year, immediately exercisable, option to purchase 12,000 shares at $2.96 per share. If Mr. Hankins terminates his employment for good reason during the two years following a change in control of the Company, he is entitled to an amount equal to the salary and bonus paid for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Mr. Hankins has agreed that, during the two-year period following the termination of his employment, except following a change of control as hereinbefore described, he will not (i) compete with the Company, (ii) solicit or communicate with the Company's customers or (iii) solicit any of the Company's employees to leave the Company. As consideration for entering into the agreement and agreeing to the noncompetition provisions in the agreement, Mr. Hankins received a five-year option to purchase 10,000 shares of the Company's Common Stock at $3.30 per share, which option vests to the extent of 25% of the shares on each of the first four anniversary dates.

     The Company entered into an Employment Agreement dated May 15, 1995 with Lorin E. Krueger, Senior Vice President of Operations. The agreement provided for a base salary of $48,750 for the period May 15, 1995 through December 31, 1995 and provides for an annual base salary of $84,240 for 1996 and $90,979 for 1997. Mr. Krueger did not receive a cash bonus for 1995; however, he did receive a five-year, immediately exercisable, option to purchase 12,000 shares at $2.69 per share. As consideration for entering into the agreement and agreeing to the noncompetition provisions in the agreement, Mr. Krueger received a five-year option to purchase 10,000 shares of the Company's Common Stock at $3.00 per share, which option vests to the extent of 25% of the shares on each of the first four anniversary dates. All other terms of the agreement with Mr. Krueger are identical to the terms of the agreement with W. Kirk Hankins described above.

     The Company entered into an Employment Agreement dated July 15, 1995 with Kirk P. Hankins, Vice President of Marketing. The agreement provided for a base salary of $27,958 for the period July 15, 1995 through December 31, 1995 and provides for an annual base salary of $65,880 for 1996 and $71,150 for 1997. Mr. Hankins did not receive a cash bonus for 1995; however, he did receive a five-year option to purchase 12,000 shares at $2.96 per share. As consideration for entering into the agreement and agreeing to the noncompetition provisions in the agreement, Mr. Hankins received a five-year option to purchase 10,000 shares of the Company's Common Stock at $3.64 per share. Both of the options granted to Mr. Hankins pursuant to the agreement, vest to the extent of 25% of the shares on each of the first four anniversary dates. All other terms of the agreement with Mr. Hankins are identical to the terms of the agreement with W. Kirk Hankins described above.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than tenpercent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1995, all officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that the grants of options were reported late on a Form 5 by S. Robert Dessalet and Thomas J. de Petra.

Certain Transactions

     On May 12, 1993, in consideration for consulting services and $200, the Company issued a warrant to purchase 200,000 shares of the Company's Common Stock at an average exercise price of $1.25 to Barber and Bronson Incorporated ("BBI"), of which Steven Bronson, Bruce Barber and Eric Elliott, principal shareholders of the Company, are affiliates. On November 1, 1994, the warrant was transferred to BBI's affiliates, including Messrs. Bronson, Barber and Elliott, who received warrants to purchase 152,500, 36,000 and 11,500 shares, respectively, of the Company's Common Stock, which warrants were exercised on March 16, 1995. On January 19, 1995, the Company entered into a Placement Agency Agreement with BBI, pursuant to which BBI served as the exclusive agent of the Company in connection with the sale of 370,000 shares of its Common Stock, which sale was completed on March 13, 1995. BBI received commissions in the amount of $74,000, reimbursement of its legal expenses in the amount of $5,000 and a warrant to purchase 37,000 shares of the Company's Common Stock at $2.20 per share, which warrant was transferred to BBI's affiliates, including Messrs. Bronson, Barber and Elliott, who received warrants to purchase 28,212, 6,660 and 2,128 shares, respectively, of the Company's Common Stock.


                          INDEPENDENT PUBLIC ACCOUNTANT
                                  (Proposal #3)

     Ahern Montag & Vogler, Ltd. has served as the Company's independent auditors since September 1991, when William B. Montag, the Company's independent auditor from 1983 until that date, joined Ahern Montag & Vogler, Ltd. Mr. Montag, as a representative of Ahern Montag & Vogler, Ltd., is expected to be present at the 1996 Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if he so desires, and will be available to respond to appropriate questions from the Company's shareholders.

     The Board of Directors recommends that the shareholders ratify the appointment of Ahern Montag & Vogler, Ltd. as the Company's independent public accountants for the Company for the year ended December 31, 1996. The ratification of Ahern Montag & Vogler, Ltd. as independent accountants for the Company requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

                                 OTHER BUSINESS

     Management knows of no other matters to be presented at the 1996 Annual Meeting. If any other matter properly comes before the 1996 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting must be received by the Company by November 25, 1996 to be included in the Company's proxy statement and related proxy for the 1997 Annual Meeting.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.


                                   FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE PRESIDENT OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 22, 1996, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1996 ANNUAL MEETING OF SHAREHOLDERS.


                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     W. Kirk Hankins, President

Dated:  March 25, 1996

                            WINLAND ELECTRONICS, INC.


                                      PROXY
                    for Annual Meeting to be held May 9, 1996


The undersigned hereby appoints W. KIRK HANKINS and LORIN E. KRUEGER, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the 1995 Annual Meeting of Shareholders of the Company to be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota at 7:00 p.m., on Thursday, May 9, 1996, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1.         Set the number of directors at six (6).

            / / FOR            / / AGAINST                      / / ABSTAIN

2.       Elect Directors.  Nominees:       W. Kirk Hankins         Lorin E. Krueger           Kirk P. Hankins
                                           Swen E. Farland         S. Robert Dessalet         Thomas J. de Petra

                  / /      FOR all nominees listed above               / /      WITHHOLD AUTHORITY to
                           (except those whose names have                       vote for all nominees
                           been written on the line below)                      listed above.



3. Ratify the appointment of Ahern Montag & Vogler, Ltd. as the Company's independent auditors for the year ending December 31, 1996.

               / / FOR            / / AGAINST                       / / ABSTAIN

4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                     Date:              ,  1996




                                                     PLEASE DATE AND SIGN ABOVE
                                                     exactly as name  appears at
                                                     the left, indicating, where
                                                     proper,  official  position
                                                     or representative capacity.
                                                     For  stock  held  in  joint
                                                     tenancy,  each joint  owner
                                                     should sign.

